UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2018

UFP Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-12648	04-2314970
(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note.

On February 2, 2018, UFP Technologies, Inc. (“UFP” or the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (“SEC”) to report that effective as of February 1, 2018, UFP has completed its acquisition (the “Acquisition”) of Dielectrics, Inc. (“Dielectrics”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Dielectrics as of and for the years ended December 31, 2017 and 2016, the accompanying notes thereto, and the related Independent Auditors report, are filed as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information giving effect to the Acquisition is being furnished under this Item 9.01(b) as Exhibit 99.2 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing:

•	Unaudited pro forma condensed combined balance sheet as of December 31, 2017;

•	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2017; and

•	Notes to unaudited pro forma condensed combined financial information.

Exhibit Number	Description
23.1	Consent of Greenberg, Rosenblatt, Kull & Bitsoli, P.C.
99.1	Audited condensed financial statements of Dielectrics for the years ended December 31, 2017 and 2016
99.2	Unaudited pro forma condensed combined financial information of UFP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2018	UFP TECHNOLOGIES, INC.

By: /s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial Officer and Senior Vice President